Supplement dated December 8, 2021 to the following Prospectuses dated May 1, 2021:

•  Variable Adjustable Life

•  Variable Adjustable Life-SD

•  Variable Adjustable Life Horizon

•  Variable Adjustable Life Summit

•  Variable Adjustable Life Survivor

•  Premier Variable Universal Life

•  Variable Universal Life Defender®

•  Minnesota Life Variable Universal Life Account (ML VGUL, SFG COLI VGUL)

•  Securian Life Variable Universal Life Account (SLIC VGUL)

•  MultiOption® Variable Annuity

•  MultiOption® Variable Annuity (UMOA, Megannuity)

•  MultiOption® Achiever Variable Annuity

•  MultiOption® Advantage Variable Annuity

•  MultiOption® Advisor Variable Annuity

•  MultiOption® Classic Variable Annuity

•  MultiOption® Extra Variable Annuity

•  MultiOption® Guide Variable Annuity

•  MultiOption® Legend Variable Annuity

•  MultiOption® Momentum Variable Annuity

•  MultiOption® Select Variable Annuity

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

Delaware Ivy VIP Small Cap Core Fund Name Change

Effective November 15, 2021, the Delaware Ivy VIP Small Cap Core Fund was renamed the Delaware Ivy VIP Smid Cap Core Fund. All references to the Delaware Ivy VIP Small Cap Core Fund are hereby replaced with the Delaware Ivy VIP Smid Cap Core Fund.

F98367 12-2021

In connection therewith, the Fund's principal investment strategy was revised as follows:

Delaware Ivy VIP Smid Cap Core seeks to achieve its objective by investing primarily in various types of equity securities of small- and mid-capitalization companies that Delaware Management Company (Manager) believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested, at the time of purchase, in common stocks of small- and mid-capitalization companies. For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000® Index at time of purchase and mid-capitalization companies are those within the market capitalization range of the Russell Midcap® Index at the time of purchase.

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that it believes are the best investments for the Portfolio. The following are descriptions of how the portfolio management team pursues the Portfolio's investment objective. The Manager strives to identify stocks of small companies that it believes offer above-average opportunities for long-term price appreciation based on: (1) attractive valuations, (2) growth prospects, and (3) strong cash flow. The Portfolio employs bottom-up (stock-by-stock) security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. The Manager typically uses a quantitative screen that ranks the attractiveness of an investment based on a combination of valuation measures, earnings expectations, cash flow, and balance-sheet quality. In further evaluating the attractiveness of an investment, the Manager considers factors such as business conditions in the company's industry and its competitive position in that industry. The Manager conducts fundamental research on certain investments, which often includes reviewing US Securities and Exchange Commission (SEC) filings, examining financial statements, and meeting with top-level company executives. When constructing the portfolio, the Manager applies controls to ensure the portfolio has risk characteristics that it deems acceptable. These characteristics include, but are not limited to, size, valuation, growth, yield, and earnings consistency. This risk profile is then compared to the benchmark index to ensure the portfolio does not have any unintended risk exposure.

The following change is made to the MultiOption® Advantage, MultiOption® Advisor, MultiOption® Extra, MultiOption® Guide, MultiOption® Legend, and MultiOption® Momentum variable annuity contracts.

Goldman Sachs VIT Global Trends Allocation Fund Name Change

Effective December 31, 2021, the Goldman Sachs VIT Global Trends Allocation Fund will be renamed the Goldman Sachs VIT Trend Driven Allocation Fund. On that date, all references to the Goldman Sachs VIT Global Trends Allocation Fund are hereby replaced with the Goldman Sachs VIT Trend Driven Allocation Fund.

This supplement must be accompanied by, and used in conjunction with, the current variable annuity contract, variable life insurance policy, or variable group universal life insurance policy prospectus. If you would like another copy of the current prospectus, please call us at 844-878-2199 (for annuity contracts), 844-208-2412 (for life insurance policies), 800-843-8358 (for Minnesota Life group variable universal life insurance policies), and 800-815-7636 (for Securian Life group variable universal life insurance policies). The prospectus and this supplement can also be found on the U.S. Securities and Exchange Commission's website (www.sec.gov.) by search File Nos. 33-3233, 33-64395, 333-96383, 333-109853, 333-120704, 333-183590, 333-198279, 33-85496, 333-132009, 2-97564, 33-12333, 333-91784, 333-136242, 333-140230, 333-182763, 333-212515, 333-233295, 333-79049, 333-79069, and 33-80788.

Please retain this supplement for future reference.